THE NEW YORK STATE OPPORTUNITY FUNDS

PART A.

PROSPECTUS

Supplement dated March 9, 2004

To Prospectus dated August 1, 2003

The following information supersedes and amends any information to the contrary relating to New York Equity Fund Prospectus and Statement of Additional Information dated August 1, 2003.

The firm of Cohen & McCurdy, 27955 Clemens Rd., Westlake, Ohio 44145-1139, has been selected as independent auditors for the Trust for the fiscal year ending March 31, 2004. Cohen & McCurdy will perform an annual audit of the Fund's financial statements and advise the Fund as to certain accounting matters.  The firm of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, is no longer the independent auditors for the Trust.

Effective immediately, the disclosure contained in the section captioned “Performance Summary” on page 3 of the Prospectus is revised in its entirety to read as follows:

Performance Summary

The bar chart and performance table shown below provide an indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 26.00% during the quarter ended June 30, 2003 and the lowest return for a quarter was -34.93% during the quarter ended September 30, 2001.

The Fund’s year-to-date return through December 31, 2003 is 64.20%.

The impact of taxes and sales charges are not reflected in the bar chart; if reflected, returns would be less than those shown.

Average Annual Total Returns For Periods Ended December 31, 2003

The table below shows how the Fund’s average annual total returns compare with those of the Standard & Poor’s 500 Index.  The table also presents the impact of taxes on the Fund’s returns.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception (May 12, 1997)
New York Equity Fund
Return Before Taxes	64.20%	- 8.09%	- 1.13%
Return After Taxes on Distributions	64.20%	- 8.76%	- 1.67%
Return After Taxes on Distributions and Sale of Fund Shares	39.10%	- 6.95%	- 1.41%

STANDARD & POOR’S 500 INDEX* (reflects no deduction for fees, expenses, or taxes)	26.38%	- 1.98%	4.36%
* The Standard & Poor’s 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

Effective immediately, the disclosure contained in the section captioned “Investment Information,” in the subsection captioned “New York Securities” on page 6 of the Prospectus, the second sentence of the first paragraph of the subsection is replaced with the following sentence:

Under normal market conditions, at least 90% of the Fund’s assets will be invested in common stocks (with at least 80% of the Fund’s assets invested in New York Securities).

Effective immediately, the disclosure contained in the section captioned “Operation of the Fund” on page 7, the third paragraph of the Prospectus is revised to its entirety to read as follows:

Gregg A. Kidd is President and controlling shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund’s portfolio.  In connection with his duties, Mr. Kidd is responsible for analyzing which securities are eligible for the Fund, selecting and making recommendations regarding securities to be purchased by the Fund, and exploring new channels of distribution for the Fund’s shares.  Mr. Kidd founded the Advisor in 1996.  In addition to his duties with the Fund, Mr. Kidd is also President of Pinnacle Investments, Inc., a broker dealer he co-founded in 1996.  His duties with the broker dealer range from working with individual investors to overseeing operations of the firm.  In 2002, Mr. Kidd was elected to a three-year term as an N.A.S.D. District Committee member through 2005.   Prior to his time at Pinnacle, he had spent 10 years at Smith Barney in Syracuse, New York where he was a vice president.

Effective immediately, the disclosure contained in the section captioned “Financial Highlights” on page 14 of the Prospectus is revised its entirety to read as follows:

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the years ended March 31, 2003, March 31, 2002, March 31, 2001, and March 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.  The information for the year ended March 31, 1999 and the six months ended September 30, 2003 has not been audited by PricewaterhouseCoopers LLP.

Selected Per Share Data And Ratios For A Share Outstanding Throughout Each Period
	SIX MONTHS ENDED SEPT. 30, 2003 (Unaudited)	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2002	YEAR ENDED MARCH 31, 2001	YEAR ENDED MARCH 31, 2000	YEAR ENDED MARCH 31, 1999
Net asset value at beginning of period	$ 5.73	$ 8.63	$ 11.35	$ 19.27	$ 14.15	$ 12.58
Income from investment operations:
Net investment loss	(0.05)	(0.08)	(0.16)	(0.15)	(0.17)	(0.05)
Net realized and unrealized gains (losses) on investments	2.20	(2.82)	(2.56)	(6.49)	5.58	1.69
Total from investment operations	2.15	(2.90)	(2.72)	(6.64)	5.41	1.64

Distributions from net realized gains	0.00	0.00	0.00	(1.28)	(0.29)	(0.07)
Net asset value at end of period	$7.88	$ 5.73	$ 8.63	$ 11.35	$ 19.27	$ 14.15
Total return (a)	37.60%	-33.60%	-23.96%	-36.38%	38.55%	13.07%

Net assets at end of period	$5,398,070	$4,040,352	$ 6,578,148	$8,547,585	$10,059,690	$ 6,296,704

Ratio of net expenses to average net assets (b)	1.98%	1.98%	2.06%	2.08%	1.98%	1.97%
Ratio of net investment loss to average net assets	-1.28%	- 1.40%	-1.55%	-0.91%	-1.15%	-0.60%
Portfolio turnover rate	147%	73%	106%	224%	154%	96%

 (a)

Total returns shown exclude the effect of applicable sales loads.

(b)

Ratios of expenses to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the Advisor, would have been 2.68%, 1.98%, 4.82%, 3.26%, 2.49%, 2.74%, and 4.49% for the six months ended September 30, 2003 and the years ended March 31, 2003, 2002, 2001, 2000, and 1999, respectively.